                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [ ]  CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
[X]  Definitive Proxy Statement                  BY RULE 14A-6(E)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Comdisco, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

     (3) Filing Party:

     --------------------------------------------------------------------------

     (4) Date Filed:

     --------------------------------------------------------------------------

Notes:

                              [Logo appears here]

                             6111 North River Road
                           Rosemont, Illinois 60018

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 1, 2001

TO THE STOCKHOLDERS:

We will hold the Annual Meeting of Stockholders of Comdisco, Inc., a Delaware corporation, at the Midland Hotel, located at 172 West Adams Street, Presidential Ballroom, Mezzanine Level, Chicago, Illinois 60603 on Thursday, February 1, 2001, beginning at 9:00 a.m. (C.S.T.).

The Annual Meeting will be held for the following purposes:

    1. To elect four Class III Directors of Comdisco for a term of three years.

    2. To ratify the appointment by the board of directors of KPMG LLP as independent auditors of Comdisco for the current fiscal year.

    3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

We describe the proposals in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only stockholders of record at the close of business on December 15, 2000, are entitled to notice and to vote at the Annual Meeting. For at least ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at Comdisco's corporate office.

Stockholders are cordially invited to attend the Annual Meeting. However, whether or not a stockholder plans to attend, each stockholder entitled to vote is urged to vote by one of the following methods: (i) by signing, dating and promptly returning the enclosed proxy card in the accompanying envelope,
(ii) by using the toll-free telephone number as described on the enclosed proxy card or (iii) by using the Internet as described on the enclosed proxy card.

The Annual Report, proxy statement and proxy card are enclosed with this notice.

Dated and mailed at New York, New York, January 3, 2001.

                                          By order of the Board of Directors

                                          Jeremiah M. Fitzgerald
                                          Secretary

                                   IMPORTANT

Please complete, sign and return the enclosed proxy card immediately or use the telephone or Internet voting procedure. A return envelope, which requires no postage if mailed in the United States, is enclosed.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING.................   1
  Annual Meeting..........................................................   1
  Voting And Record Date..................................................   1
  Quorum And Required Vote................................................   3
  Stockholder Proposals And Nominations...................................   4
  Cost Of Proxy Solicitation..............................................   4
  Additional Information And Stockholder Communication....................   4
INFORMATION ABOUT COMDISCO COMMON STOCK OWNERSHIP.........................   6
  Common Stock Owned by Comdisco Directors and Executive Officers.........   6
  Stockholders Who Own at Least 5% of Our Common Stock....................   7
  Directors, Executive Officers, and Greater-Than-10% Stockholders
   Compliance with Section 16(a) Beneficial Ownership Reporting in Fiscal
   2000...................................................................   7
PROPOSALS RECOMMENDED BY THE BOARD........................................   8
  Proposal 1: Election Of Four Directors..................................   8
  Proposal 2: Approve Selection Of Independent Auditors For 2001..........   8
INFORMATION ABOUT THE BOARD OF DIRECTORS..................................   9
  Directors Nominated this Year for a Three-Year Term Expiring at the 2004
   Annual Meeting
   (Class III Directors)..................................................   9
  Directors Continuing in Office Until the 2002 Annual Meeting (Class I
   Directors).............................................................   9
  Directors Continuing in Office Until the 2003 Annual Meeting (Class II
   Directors).............................................................  10
  Board Meetings in Fiscal Year 2000......................................  10
  Committees of the Board of Directors....................................  10
  How We Compensate Our Directors.........................................  11
INFORMATION ABOUT EXECUTIVE OFFICERS......................................  12
AUDIT COMMITTEE REPORT....................................................  13
COMPENSATION COMMITTEE REPORT.............................................  14
  Role of the Committee...................................................  14
  Consistent Compensation Strategy........................................  14
  Chief Executive Officer Compensation....................................  14
  Executive Officer Compensation..........................................  14
COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS......................  15
  Summary Compensation Table..............................................  15
  Option Grants in Last Fiscal Year.......................................  16
  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
   Value..................................................................  16
  Long Term Incentive Plan (LTIP) Awards..................................  17
  Certain Relationships and Related Transactions..........................  17
COMDISCO STOCK PRICE PERFORMANCE GRAPH....................................  18
ANNEX A...................................................................  19

  Special Note: At a special meeting of stockholders on April 20, 2000, our stockholders approved Comdisco's tracking stock proposal, which: (i) authorized the company to amend and restate our certificate of incorporation to increase the total authorized shares of common stock from 750,000,000 to 1,800,000,000; (ii) authorized the board of directors to issue common stock in multiple series, with the initial two series of common stock being Comdisco group stock and Comdisco Ventures group stock; and (iii) authorized the company to reclassify each outstanding share of then existing common stock as one share of Comdisco group stock. No Comdisco Ventures group stock has been issued to date and all references to "common stock" in this proxy relate to our Comdisco group stock.

                                COMDISCO, INC.

                            PROXY STATEMENT FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting

Why did I receive this proxy statement?

We sent you this proxy statement and the enclosed proxy card because Comdisco's board of directors is soliciting your proxy to vote at the Annual Meeting of Stockholders. The meeting will be held on Thursday, February 1, 2001 beginning at 9:00 a.m. (C.S.T.) at the Midland Hotel, located at 172 West Adams Street, Presidential Ballroom, Mezzanine Level, Chicago, Illinois 60603. This proxy statement summarizes the information you need to know in order to vote on an informed basis at the Annual Meeting; however, you do not need to attend the Annual Meeting to vote your shares (see the question "How do I vote by proxy?", in the section entitled "Voting and Record Date"). We began sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on January 3, 2001, to all stockholders entitled to vote. Also enclosed with this proxy statement is the Comdisco 2000 Annual Report, which includes our most recent financial statements.

What am I voting on?

(1) The election of four nominees to serve on our board of directors:

  .  Philip A. Hewes

  .  Thomas H. Patrick

  .  Nicholas K. Pontikes

  .  James F. Voelker

(2) The ratification of KPMG LLP as Comdisco's auditors for the 2001 fiscal year.

Voting And Record Date

Who can vote?

You are entitled to vote if you owned our common stock at the close of business on December 15, 2000. This date is called the record date.

How many shares of voting stock are outstanding?

On December 15, 2000, there were 152,143,063 shares of our common stock outstanding; therefore, 152,143,063 number of shares are eligible to be voted. Our common stock is the only class of voting stock issued as of the record date. The common stock held by Comdisco in treasury is not eligible to vote.

How many votes do I have?

Each share of common stock that you own entitles you to one vote. The proxy card indicates the number of shares of common stock that you owned on December 15, 2000 and are eligible to vote at the Annual Meeting.

How does the board of directors recommend I vote on the proposals?

The board of directors recommends a vote FOR each of the nominees, and a vote FOR the appointment of KPMG LLP as Comdisco's independent auditors for fiscal year 2001.

How do I vote in person?

If you owned common stock on December 15, 2000, you may attend the Annual Meeting and you may vote in person. However, if your shares are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 15, 2000.

How do I vote by proxy?

To vote by proxy, you should either:

  . Complete, sign and date the enclosed proxy card and return it promptly, no later than January 31, 2001 at 9:00 a.m. (C.S.T.) in the prepaid envelope provided; or

  . Call the toll-free telephone number on the proxy card, no later than January 31, 2001 at 9:00 a.m. (C.S.T.) and follow the recorded instructions; or

  . Access the registration page of Mellon Investor Services (formerly, ChaseMellon Consulting Services), our transfer agent, through the Internet at http://www.eproxy.com/cdo as identified on the proxy card, no later than January 31, 2001 at 9:00 a.m. (C.S.T.), and follow the instructions.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may revoke your proxy in any one of four ways:

  . Deliver to Mellon Investor Services another proxy with a later date anytime prior to 9:00 a.m. (C.S.T.) on January 31, 2001.

  . Access Mellon Investor Services' website registration page through the Internet at http://www.eproxy.com/cdo and modify your vote anytime prior to 9:00 a.m. (C.S.T.) on January 31, 2001.

  . Notify Comdisco's Secretary, Jeremiah M. Fitzgerald, in writing before the Annual Meeting that you have revoked your proxy.

  .  Vote in person at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Returning the proxy card, voting by telephone or voting through the Internet will not affect your right to attend the Annual Meeting and vote.

How will my proxy get voted?

If you properly fill in your proxy card and send it to Mellon Investor Services or, timely deliver your proxy by telephone or through the Internet, the designated Proxies (i.e. the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the designated Proxies will vote your shares as recommended by the board of directors as follows:

  .  ""FOR'' the election of all four nominees for director, and

  . ""FOR'' ratification of the selection of KPMG LLP as independent auditors for fiscal year 2001.

If you mark "abstain" on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum (see the question, "What is a quorum and why is it necessary?", in the section entitled "QUORUM AND REQUIRED VOTE"). If necessary, and unless you have indicated on your proxy card that you wish to vote against any of the proposals, the individuals named on your proxy card may vote in favor of a proposal to adjourn the meeting to a later date in order to solicit and obtain sufficient votes for any of the proposals.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any additional business is presented at the Annual Meeting, your signed or electronically transmitted proxy card gives authority to the designated Proxies to vote on such matters at their discretion.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular card.

Is voting confidential?

Our general policy is to keep all the proxies, ballots, telephone voting and Internet voting tabulations private. Our Inspector of Elections, David J. Keenan, and certain employees of our independent tabulating agent, Mellon Investor Services, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Quorum And Required Vote

What is a quorum and why is it necessary?

In order to carry on the business of the Annual Meeting, we must have a quorum. To have a quorum, a majority of the votes eligible to be cast by holders of our common stock must be represented in person or by proxy at the Annual Meeting. Abstentions will count for quorum purposes. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum.

What vote is required to approve each proposal?

Proposal 1: Elect four directors:

The four nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

Proposal 2: Ratify selection of auditors:

The affirmative vote of a majority of the shares present in person or by proxy is required to ratify the selection of independent auditors. As a result, abstentions on the proposal will have the same effect as votes against the proposal.

Stockholder Proposals And Nominations

When are stockholder proposals due so that they will be included in Comdisco's proxy statement for the Annual Meeting to be held in the year 2002?

If you wish to submit proposals to be included in the proxy statement for our anticipated February, 2002 Annual Meeting, we must receive them on or before August 27, 2001. Please address your proposals to Jeremiah M. Fitzgerald, Secretary, Comdisco, Inc., 6111 North River Road, Rosemont, Illinois 60018.

How can a stockholder nominate someone to be a director of Comdisco or bring any other business before an Annual Meeting?

Under our by-laws, if you wish to nominate directors or bring other business before the stockholders at an Annual Meeting, you can do so by complying with the following requirements:

  . You must notify the Secretary, Jeremiah M. Fitzgerald, in writing no later than August 27, 2001, nor earlier than July 7, 2001.

  . If the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, we will notify you and give you a reasonable amount of time (as determined by our board of directors) to present such nominations or proposals.

  . Your notice must contain the specific information required in our corporate by-laws. If you would like a copy of our by-laws, we will send you one without charge. Please write to Jeremiah M. Fitzgerald, Secretary, Comdisco, Inc., 6111 North River Road, Rosemont, IL 60018.

Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at an Annual Meeting. They are separate from the Securities and Exchange Commission's requirements to have your proposal included in our proxy statement.

Cost Of Proxy Solicitation

What are the costs of soliciting these proxies and who pays them?

We will pay all the costs of soliciting these proxies, which includes reimbursing banks, brokers and other institutions, nominees and fiduciaries for expenses. Additionally, we have retained Mellon Investor Services to assist us in the distribution and solicitation of proxies (including Internet and telephone voting) for an approximate fee of $7,500, plus out-of-pocket expenses.

Additional Information And Stockholder Communication

Where can I find more information about Comdisco?

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (SEC). Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

Can I get information on Comdisco's latest earnings, Form 10-K, Form 10-Q or additional copies of the Annual Report directly from Comdisco?

Additional information may be received through the following methods:

  .  You may visit Comdisco's website at www.comdisco.com.

  . You may contact Comdisco Investor Relations by phone at 847/518-5853, or by e-mail at ixscalis@comdisco.com.

  . You may write to Comdisco at 6111 North River Road, Rosemont, Illinois 60018, Attention: Investor Relations

               INFORMATION ABOUT COMDISCO COMMON STOCK OWNERSHIP

Common Stock Owned by Comdisco Directors and Executive Officers

This table shows the number of shares of our common stock beneficially owned by the directors, named executive officers (named executive officers are defined in the section entitled "COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS"), and all directors and executive officers as a group, as of December 1, 2000.


                                                       Shares Owned
                                                     Beneficially on      % of
       Name                                          December 1, 2000     Class
       ----                                          ----------------     -----
       Nicholas K. Pontikes.........................    37,449,452(a,b)     25%
       Robert A. Bardagy............................       514,892(b,d)      *
       Thomas Flohr.................................     1,210,363(b)        *
       C. Keith Hartley.............................       172,778(b,c)      *
       Michael F. Herman............................       315,707(b)        *
       Philip A. Hewes..............................       339,330(b,c)      *
       Rick Kash....................................       228,703(b)        *
       Harry M. Jansen Kraemer, Jr..................        37,726(b)        *
       Carolyn L. Murphy............................        58,326(b)        *
       Thomas H. Patrick............................       181,450(b,c)      *
       William N. Pontikes..........................     2,881,478(b,c)      2%
       James F. Voelker.............................        12,714(b)        *
       John J. Vosicky..............................       852,785(b,c)      *
       All directors and executive officers as a
       group, including four executive officers not
       named above**................................    45,643,178(a,b,c)  30%


* Percentage of shares beneficially owned does not exceed one percent (1%) of the class of outstanding.

** See sections entitled "INFORMATION ABOUT THE BOARD OF DIRECTORS" and
   "INFORMATION ABOUT EXECUTIVE OFFICERS".

(a) Includes shares over which N. Pontikes exercises sole or shared voting and dispositive powers but with respect to which he disclaims any beneficial interest (with the exception of a percentage of the shares owned by Ponfam Corporation and Ponchil Limited Partnership equal to his proportionate ownership interest in those entities), which shares are held of record as follows: Pontikes Trust, 18,593,922 shares; Pontikes Nonexempt Marital Trust, 5,863,148 shares; Pontikes Exempt Marital Trust, 268,154 shares; Ponchil Limited Partnership, 9,818,506 shares; Ponfam Corporation, 288,062 shares; Pontikes Family Foundation, 165,120 shares; Nicholas K. Pontikes SIP Trust, 600,000 shares (sole voting and dispositive powers); Tenancy-For-Years and three family trusts as remaindermen, 852,000 shares (sole voting and shared dispositive powers); and various family trusts, 121,834 shares (sole voting and dispositive powers).

(b) Includes shares obtainable upon exercise of stock options which are or become exercisable prior to January 30, 2001 as follows: Mr. N. Pontikes, 718,421 shares, Mr. Bardagy, 164,160 shares; Mr. Flohr, 914,413 shares; Mr. Hartley, 99,600 shares; Mr. Herman, 255,719; Mr. Hewes, 150,121 shares; Mr. Kash, 108,600 shares; Mr. Kraemer, 37,726 shares; Mrs. Murphy, 37,726 shares; Mr. Patrick, 99,150 shares; Mr. W. Pontikes, 322,632 shares; Mr. Voelker, 2,714 shares; Mr. Vosicky, 295,695 shares; and directors and executive officers as a group, 3,723,929 shares. The percentages set forth in the above table give effect to the exercise of these options.

(c) Includes shares held by or for the benefit of the immediate families of the above individuals and for which the named stockholders disclaim any beneficial interest, as follows: Mr. W. Pontikes, 837,601 shares; Mr. Vosicky, 7,000 shares; and directors and executive officers as a group, 868,137 shares.

  Also includes other shares held by or for the benefit of the immediate families of the above individuals, over which such individuals hold no voting or dispositive powers and for which the named stockholders disclaim any beneficial interest, as follows: Mr. Hartley, 470 shares; Mr. Hewes, 7,386 shares; Mr. Patrick, 15,928 shares; Mr. W. Pontikes, 149,484 shares; Mr. Vosicky, 5,000 shares; and directors and executive officers as a group, 178,842 shares.

(d) Mr. Bardagy was a member of the board of directors from 1983 to the date of the 2001 Annual Meeting.

Stockholders Who Own at Least 5% of Our Common Stock

This table shows, as of December 1, 2000, all persons whom we know to be beneficial owners of 5% or more of our common stock.


                                                                                Percent
                                               Number of                          Of
       Name and Address                          Shares                          Class
       ----------------                        ---------                        -------
       Pontikes Family Trusts*                  7,705,136                         5%
       6111 N. River Road
       Rosemont, IL 60018
       Pontikes Trust*                         18,593,922                         12%
       6111 N. River Road
       Rosemont, IL 60018
       Ponchil Limited Partnership*             9,818,506                         7%
       6111 N. River Road
       Rosemont, IL 60018
       Iridian Asset Management                 8,121,000**                       5%
       276 Post Road West
       Westport, CT 06880


* Mr. N. Pontikes may be deemed to be the beneficial owner of these securities. See footnote (a) to the table in the section entitled "INFORMATION ABOUT COMDISCO COMMON STOCK OWNERSHIP", sub-section entitled "Comdisco common stock owned by comdisco directors and executive officers".
** Estimate effective as of December 1, 2000 based on information provided by Iridian Asset Management.

Directors, Executive Officers, and Greater-Than-10% Stockholders Compliance with Section 16(a) Beneficial Ownership Reporting in Fiscal 2000

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors, certain officers and greater- than-10% stockholders to file reports of their initial ownership of our common stock and any changes in that ownership with the SEC.

Based solely on our review of copies of the reports filed with the SEC and on written representations of our directors and officers, we believe all persons subject to Section 16(a) reporting filed the required reports on time in fiscal year 2000.

                      PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1: Election Of Four Directors

You are being asked to elect four directors to Comdisco's board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three year term. The nominees for election this year (Class III Directors), for a three-year term expiring at the 2004 Annual Meeting are:

  .  Philip A. Hewes

  .  Thomas H. Patrick

  .  Nicholas K. Pontikes

  .  James F. Voelker

Detailed information on each of these nominees and the other members of the board of directors is provided in the section entitled "INFORMATION ABOUT THE BOARD OF DIRECTORS".

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board of directors, or the board of directors may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve the full length of his or her term, or if the board of directors increases the number of directors, the board of directors may fill the vacancy until the next annual meeting.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL FOUR
                            NOMINEES FOR DIRECTOR.


Proposal 2: Approve Selection Of Independent Auditors For 2001

We are asking you to approve the board of directors selection of KPMG LLP, certified public accountants, as independent auditors for 2001. The Audit Committee has recommended the selection of KPMG to the board of directors. KPMG has served as the independent auditors of Comdisco since 1971.

A representative of KPMG will attend the Annual Meeting to answer your questions and will have the opportunity to make a statement, if they choose to do so.

We are submitting this proposal to you because the board of directors believes that such action follows sound corporate practice. If you do not ratify the selection of independent auditors, the board of directors will consider it a direction to consider selecting other auditors for next year. However, even if you ratify the selection, the board of directors may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of Comdisco and our stockholders.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE SELECTION OF KPMG LLP
                 AS COMDISCO'S INDEPENDENT AUDITORS FOR 2001.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors Nominated this Year for a Three-Year Term Expiring at the 2004 Annual Meeting (Class III Directors)

Philip A. Hewes (Age 48--Director since 1992)
President and Chief Executive Officer

Mr. Hewes has been President and Chief Executive Officer of Comdisco since December, 2000. He was Senior Vice President from January, 1992 to December, 2000 and Secretary from October, 1991 to December, 2000.

Thomas H. Patrick (Age 57--Director since 1971)

Mr. Patrick has been Chief Financial Officer of Merrill Lynch & Co. since February, 2000 and Executive Vice President since June, 1989. Mr. Patrick was both the Chairman of Special Advisory Services and a Member of the Office of the Chairman of Merrill Lynch & Co. from May, 1993 to February, 2000. Mr. Patrick also serves as a director of Baldwin & Lyons, Inc.

Nicholas K. Pontikes (Age 36--Director since 1993)

Mr. Pontikes was Chief Executive Officer of Comdisco from January, 1999 to December, 2000 and President from November, 1998 to December, 2000. He was Chief Operating Officer from November, 1997 to January, 1999; Executive Vice President from July, 1994 to November, 1997; Senior Vice President from January, 1994 to July, 1994; and Vice President from September, 1993 to January, 1994. He was President of the Business Continuity Services Division of Comdisco from September, 1993 to July, 1994 and was Vice President of the same division from February, 1993 to September, 1993. Mr. Pontikes is the nephew of William N. Pontikes.

James F. Voelker (Age 49--Director since November, 1999)

Mr. Voelker was President of NEXTLINK Communications, Inc. from its inception in April, 1995 through July, 1998. He was Chief Executive Officer of US Signal from May, 1992 through January, 1995. Mr. Voelker also serves as a director of 360 Networks.

Directors Continuing in Office Until the 2002 Annual Meeting (Class I
Directors)

Harry M. Jansen Kraemer, Jr. (Age 45--Director since 1997)

Mr. Kraemer has been Chairman of the Board of Baxter International, Inc. since January, 2000, Chief Executive Officer since January, 1999, President since April, 1997 and a director since November, 1995. He was Senior Vice President and Chief Financial Officer of Baxter from October, 1993 through March, 1997. Mr. Kraemer also serves as a director of Science Applications International Corporation.

Carolyn L. Murphy (Age 56--Director since 1997)

Mrs. Murphy was President of Commercial Operations for CNA Insurance Companies from May, 1995 through March, 1998, and was Senior Vice President, Field Operations from January, 1984 to May, 1995.

John J. Vosicky (Age 52--Director since 1986)
Executive Vice President and Chief Financial Officer

Mr. Vosicky has been Executive Vice President of Comdisco since July, 1994 and Chief Financial Officer since November, 1984. He was Senior Vice President of Comdisco from November, 1985 to July, 1994. Mr. Vosicky serves as a director of Racing Champions Corp.

Directors Continuing in Office Until the 2003 Annual Meeting (Class II
Directors)

C. Keith Hartley (Age 58--Director since 1978)

Mr. Hartley has been a managing partner of Hartley Capital Advisors since June, 2000. He was Managing Partner of Forum Capital Markets L.L.C. from August 1995 to June, 2000. Effective January 1, 1998, Forum Capital Markets L.P. converted from a limited partnership into a limited liability corporation. Mr. Hartley was an independent financial consultant from May, 1991 to August, 1995. He also serves as a director of Swisher International Group Inc., U.S. Diagnostics, Inc., Hybridon, Inc. and Universal Display Corporation.

Rick Kash (Age 58--Director since 1987)

Mr. Kash has been President and Managing Partner of The Cambridge Group, management consultants, since 1975.

William N. Pontikes (Age 59--Director since 1977)
Executive Vice President

Mr. Pontikes has been Executive Vice President of Comdisco since July, 1989. Mr. Pontikes is the uncle of Nicholas K. Pontikes.

Board Meetings in Fiscal Year 2000

During the last fiscal year, the board of directors held five meetings. All incumbent directors, including those standing for re-election, attended at least seventy-five percent of the meetings of the board of directors and of the committees on which they served.

Committees of the Board of Directors

The board of directors has four standing committees:

The Executive Committee

  . Purpose: Acts on behalf of the board of directors in connection with the regular conduct of Comdisco's business.

  .  Members: Messrs. N. Pontikes, Hewes, W. Pontikes and Vosicky.

  . Meetings: The Executive Committee acted 21 times during the last year by unanimous consent without a meeting.

The Audit Committee

  . Purpose: Establishes and maintains communications with our internal and independent accountants, reviews the methods used and audits made by the auditors in connection with our published financial statements, and reviews our financial and operating controls with the auditors.

  . Members: Messrs. Hartley, Kash, Kraemer, Mrs. Murphy, Messrs. Patrick and Voelker.

  .  Meetings: The Audit Committee met once during the last fiscal year.

The Stock Option Committee

  . Purpose: Determines the options awarded to the executive officers and makes recommendations to the board of directors as to all other officers and employees with regard to the granting of stock options and the administration of stock option plans.

  .  Members: Messrs. Hartley and Kash and Mrs. Murphy.

  . Meetings: The Stock Option Committee acted four times during the last fiscal year.

The Compensation Committee

  . Purpose: Determines the compensation arrangements of executive officers (including the compensation arrangements for our Chief Executive Officer), and evaluates the compensation arrangements for all other officers and employees.

  . Members: Messrs. Hartley, Kash and Mrs. Murphy, each of whom is a "non-employee director" as defined in the Securities Exchange Act of 1934 and "outside director" as defined in the U.S. Internal Revenue Code of 1986, as amended.

  . Meetings: The Compensation Committee met once during the last fiscal year.

How We Compensate Our Directors

Employee directors receive no additional compensation for serving on the board of directors or its committees. Non-employee directors are paid a quarterly retainer of $6,000, a board meeting fee of $2,000 plus expenses, and a committee meeting fee of $2,000 plus expenses if the committee meeting is not held on the same day as a board of directors meeting. Directors are reimbursed for customary and usual travel expenses.

Directors may elect, in advance, to defer all or part of their cash compensation in either a restricted stock award or stock options. The restricted stock award would be issued under our Long-Term Stock Ownership Incentive Plans and the number of shares of restricted stock received is determined by using the following formula: $32,000 (traditional cash fee plus meeting fees) multiplied by 1.5, then divided by the closing price of our common stock on the first business day of the next fiscal year. The stock options would be issued under our Outside Director Deferred Fee Option Plan and the number of stock options received is determined by using the following formula: $32,000 (traditional cash fee plus meeting fees) multiplied by 1.5, then divided by the closing price of our common stock on the last day of the fiscal year minus $1.00. The options have a ten year term, vest after six months, and have an exercise price of $1.00. On October 1, 1999, Messrs. Bardagy, Hartley, Kash, Kraemer, Mrs. Murphy, and Mr. Patrick each received 2,714 shares at $1.00 per share and on January 25, 2000, Mr. Voelker received 2,714 shares at $1.00 per share, all under our Outside Director Deferred Fee Option Plan.

In addition, on October 1, 1999 and pursuant to our 1999 Non-Employee Directors' Stock Option Plan, each non-employee director, except Mr. Voelker, was granted an option to acquire 9,450 shares of our common stock at $18.6875 (the closing price on the date of such grant). These options have a ten year term and became fully vested on April 1, 2000.

                     INFORMATION ABOUT EXECUTIVE OFFICERS

Our current executive officers of Comdisco include Messrs. Fitzgerald, Flohr, Herman, Hewes, Keenan, Keohane, W. Pontikes, Sabatello, and Vosicky. Information about Messrs. Hewes, W. Pontikes and Vosicky is provided in the section entitled "Information about the Board of Directors".

  . Jeremiah M. Fitzgerald, age 47, has been Secretary of Comdisco since December, 2000. He has been Chief Legal Officer since October, 1999, General Counsel from January, 1992 to October, 1999, and Vice President since July, 1988.

  . Thomas Flohr, age 40, has been Senior Vice President of Comdisco and President of Comdisco Europe since April, 1995. He has been President of Comdisco Global Services Sales since July, 1999. Mr. Flohr was Managing Director of Comdisco Europe from 1992 to 1994.

  . Michael F. Herman, age 45, has been Senior Vice President of Comdisco since January, 1996, and President of Comdisco's Equipment Solutions (formerly known as Diversified Technology Group) since its inception in 1996. He was President of Comdisco Electronics Group from its inception in April, 1992 through January, 1999 and Vice President of Comdisco from July, 1994 through January, 1996.

  . David J. Keenan, age 52, has been Senior Vice President of Comdisco since January, 1997 and Controller of Comdisco since July, 1979. He was Vice President from January, 1985 through January, 1997.

  . Jeffrey P. Keohane, age 38, has been Senior Vice President of Comdisco since January, 1997 and President of Comdisco's Technology Services Division (formerly known as Integrated Technology Services Division) since June, 1997. He was President of Comdisco's Large Systems Division from November, 1995 through June, 1997 and Product Specialist from February, 1994 through November, 1995.

  . Gregory D. Sabatello, age 40, has been Senior Vice President since October, 1998 and Chief Information Officer since October, 1997. He was Vice President of Comdisco from July, 1994 through November, 1998 and Comdisco's Business Systems Manager from October, 1993 through July, 1994.

These individuals have been designated by the board of directors as reporting officers subject to Section 16(b) of the Securities Exchange Act of 1934.

                            AUDIT COMMITTEE REPORT

The Company's Audit Committee is comprised of six independent members, each of whom is able to read and understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management has established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the board of directors, management, the internal auditors, and the independent accountants.

In accordance with the promulgated new rules regarding audit committees, the Audit Committee has adopted a formal, written charter which was approved by the full Board of Directors of the Company on April 25, 2000. A copy of this charter is included as Annex A. The Charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2000, with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm.

Based on the review and discussions with the Company's independent auditors for the fiscal year ended September 30, 2000, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K.

This report has been provided by C. Keith Hartley, Rick Kash, Harry M. Jansen Kraemer, Jr., Carolyn L. Murphy, Thomas H. Patrick and James F. Voelker, the members of the Audit Committee.

                         COMPENSATION COMMITTEE REPORT

Role of the Committee

In 1993, the board of directors defined the scope of authority that would be delegated to the non-employee directors who serve as members of the Compensation Committee. Overall direction was given to this Compensation Committee to review and approve Comdisco's compensation policies to ensure that executive officers are rewarded appropriately for their contributions to our growth and profitability and to ensure that compensation policies support our business objectives, organization structure, culture and stockholder interests. Specific direction was given to determine the compensation of the Chief Executive Officer and to review and approve the compensation of our executive officers.

Consistent Compensation Strategy

Since its inception, the Compensation Committee has continued to evaluate Comdisco's compensation plans in accordance with the Compensation Committee's objectives of linking compensation to profit measures and increasing stockholder value. The senior management team continues to be compensated as originally suggested by outside compensation consultants in 1994. The total compensation for the Chief Executive Officer and certain executive officers is comprised of the following components: (i) base salary, (ii) annual incentive (cash and stock options) based on our pre-tax earnings objectives and (iii) long term performance units based on total shareholder return objectives. Each of these components constituted approximately one-third of the executive's total compensation. Therefore, approximately two-thirds of the executive's compensation is subject to both our performance and stockholder returns.

A significant portion of the senior management team's compensation is directly dependent upon Comdisco achieving a total shareholder return which exceeds the 60th percentile of the S&P 500.

Chief Executive Officer Compensation

As Chief Executive Officer, Nicholas K. Pontikes, had a compensation package for fiscal year 2000 which reflects the Committee's strategy of placing a majority of the compensation at risk subject to the attainment of pre-tax earnings goals and longer-term total shareholder return goals. Comdisco had a compensation agreement with Mr. Pontikes which provided for a base salary of $600,000 for fiscal year 2000. Mr. Pontikes was also eligible for annual cash incentive compensation based upon meeting fiscal year 2000 targets. No annual cash incentive payments were made for fiscal 2000 due to certain individual objectives not being attained. Mr. Pontikes was eligible for an annual stock option award which was based upon the attainment of pre-tax earnings objectives for fiscal year 2000. Pursuant to this award, Mr. Pontikes received 32,103 option shares at $19.0625 (the closing price of Comdisco's common stock on September 29, 2000). For the long term perspective, Mr. Pontikes was granted 400 Performance Units under the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan. The performance period and performance objectives are set forth in the "Long-Term Incentive Plan (LTIP) Awards" sub-section in the section entitled "COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS". To further align Mr. Pontikes' interests with those of Comdisco's stockholders, the Compensation Committee offered Mr. Pontikes the right to forego cash compensation in exchange for stock options. Under this "Cash-to-Option Alternative", Mr. Pontikes elected to forego $600,000 in cash compensation. In return, Mr. Pontikes received a stock option to acquire 192,616 shares at $18.6875, the closing price of Comdisco's common stock on the date such election was made.

Executive Officer Compensation

During fiscal year 2000, we entered into incentive compensation agreements with certain of our executive officers. The agreements included the following elements which are similar to the components discussed above for Mr. Nicholas
K. Pontikes: (i) base salary, (ii) annual incentive (cash and stock options) based on our pre-tax earnings objectives and (iii) long term performance units based on total shareholder return objectives. These executive officers also participated in the "Cash-to-Option Alternative" under which they had the right to forego cash compensation in exchange for stock options.

This report has been provided by C. Keith Hartley, Rick Kash, and Carolyn L. Murphy, the members of the Compensation Committee.

             COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS

Summary Compensation Table

This table shows the compensation paid to (i) Nicholas K. Pontikes, our President and Chief Executive Officer during fiscal 2000, and (ii) our four other most highly compensated executive officers serving as of September 30, 2000. The persons named in this table and in this section are referred to as the "named executive officers".


                             Annual Compensation          Long-Term Compensation
                            ---------------------- ---------------------------------------
                                                     Awards              Payouts
                                                   ----------   --------------------------
                                                   Securities     Long-
                                                   Underlying     Term
  Name and Principal                                Options     Incentive    All Other
       Position             Year  Salary   Bonus   (shares)      Payouts  Compensation (a)
  ------------------        ---- -------- -------- ----------   --------- ----------------
  Nicholas K. Pontikes      2000 $400,000 $      0  224,719     $      0       $5,289
  President and Chief       1999  450,000   81,250  150,000     $170,129        5,896
  Executive Officer         1998  325,000  325,000  687,210(b)   349,350        6,909

  Thomas Flohr              2000  400,000  400,000        0            0            0
  Senior Vice President     1999  300,000  300,000  120,000      150,971            0
                            1998  300,000  227,000  323,530(b)         0            0

  Michael F. Herman         2000  217,000  332,000   47,833       53,150        5,289
  President CES             1999  229,800  171,875  175,000            0        5,896
                            1998  184,800  219,000  149,460(b)         0        6,909

  William N. Pontikes       2000  235,000  235,000   53,237       71,850        5,289
  Executive Vice President  1999  255,000   63,750   24,000      265,129        5,896
                            1998  230,000  230,000  240,710(b)   339,350        6,909

  John J. Vosicky
  Executive Vice President  2000  265,000  265,000   24,345       81,850        5,289
  & Chief Financial         1999  260,000   65,000   18,000      290,129        5,896
  Officer                   1998  240,000  215,000  101,700(b)   359,350        6,909


(a) Amounts of "All Other Compensation" are amounts contributed by Comdisco under the Comdisco Retirement Plan Trust Agreement, effective April 1, 1998 (formerly known as the Comdisco Profit Sharing Plan and Trust).

(b) Amounts reflect options granted pursuant to Comdisco's Shared Investment Plan (SIP) on Sunday, February 1, 1998 with a one-day term and an exercise price based on the closing price of the New York Stock Exchange on Friday, January 30, 1998. The options were exercised on the date of grant by the named executive officers. Under the terms of the voluntary plan, the participants took out personal full-recourse loans to fund their exercise of the options to purchase Common Stock at $17.3438 per share, the closing price on January 30, 1998. The loans borrowed from a commercial bank, are the personal obligation of the participants. Comdisco has agreed to guarantee repayment to the bank in the event of a default by a participant. Pursuant to the SIP, Comdisco received approximately $109 million in cash from 106 members of Comdisco's senior management team who collectively purchased over 6 million shares of Comdisco common stock.

Option Grants in Last Fiscal Year

This table presents additional information concerning the options shown in the Summary Compensation Table for fiscal year 2000.


                                                                        Potential Realizable
                                                                       Value at Assumed Annual
                                                                        Rates of Stock Price
                                                                       Appreciation for Option
                                      Individual Grants                         Term
                        --------------------------------------------- -------------------------
                         Number of   % of Total
                        Securities  Options/SARs
                        Underlying   Granted to  Exercise
                         Options/    Employees   or Base
                           SARs      in Fiscal    Price   Experiation
  Name                  Granted (#)     2000      ($/Sh)     Date     0%      5%        10%
  ----                  ----------- ------------ -------- ----------- --- ---------- ----------
  Nicholas K. Pontikes    192,616*     13.33     $18.6875  10/01/09   -0- $2,263,713 $5,736,694
                           32,103       2.22     $19.0625  09/29/10   -0-    384,861    975,312
  Thomas Flohr                -0-        -0-          -0-       -0-   -0-        -0-        -0-
                              -0-        -0-          -0-       -0-   -0-        -0-        -0-
  Michael F. Herman        31,782*      2.20     $18.6875  10/01/09   -0-    373,517    946,565
                           16,051       1.11     $19.0625  09/29/10   -0-    192,424    487,641
  William N. Pontikes      38,523*      2.67     $18.6875  10/01/09   -0-    452,740  1,147,333
                           14,714       1.02     $19.0625  09/29/10   -0-    176,396    447,022
  John J. Vosicky           9,631*       .67     $18.6875  10/01/09   -0-    113,188    286,841
                           14,714       1.02     $19.0625  09/29/10   -0-    176,396    447,022


* Reflects options issued in lieu of cash compensation pursuant to the "Cash-to-Option Alternative" election referenced in the "COMPENSATION COMMITTEE REPORT."

We have included amounts under the columns labeled "5%" and "10%" pursuant to certain rules promulgated by the SEC and those amounts are not intended to forecast future appreciation, if any, in the price of our common stock. Such amounts are based on the assumption that the named executive officers hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, and any increase will benefit all stockholders proportionately.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Value

This table contains information with respect to the named executive officers concerning the exercise of options during the fiscal year 2000 and unexercised options held as of the end of fiscal year 2000.


                                             Total Number of Shares        Total Value of
                        Number of            Underlying Unexercised         Unexercised,
                         Shares                  Options Held at      in-the-Money Options Held
                        Acquired               September 30, 2000      at September 30, 2000*
                           On       Value   ------------------------- -------------------------
  Name                  Exercise  Realized  Exercisable Unexercisable Exercisable Unexercisable
  ----                  --------- --------- ----------- ------------- ----------- -------------
  Nicholas K. Pontikes       -0-        -0-   585,866      353,789     6,343,752     638,920
  Thomas Flohr               -0-        -0-   837,716      123,844     8,675,767     515,650
  Michael F. Herman       47,825  1,631,239   227,785      228,987     1,972,615     438,057
  William N. Pontikes        -0-        -0-   294,451       85,474     2,802,768     158,183
  John J. Vosicky        129,238  5,689,623   282,815       48,912     3,006,601     117,669


* Based on the closing price of our common stock, $19.0625, on September 29, 2000.

Long Term Incentive Plan (LTIP) Awards

This table provides information on the Performance Unit Awards granted during the fiscal year ended September 30, 2000 under our 1995 Long-Term Stock Ownership Incentive Plan to the named executive officers.


                                                          Estimated Future Payouts
                                                                    under
                                                            Non-Stock Price-Based
                                  Performance or Other             Plans*
                         Number  Period Until Maturation ---------------------------
  Name                  Of Units        or Payout        Threshold Target   Maximum
  ----                  -------- ----------------------- --------- ------- ---------
  Nicholas K. Pontikes    400      September 30, 2002     200,000  400,000 1,200,000
  Thomas Flohr            133      September 30, 2002      66,500  133,000   399,000
  Michael F. Herman       200      September 30, 2002     100,000  200,000   600,000
  William N. Pontikes     183      September 30, 2002      91,500  183,000   549,000
  John J. Vosicky         183      September 30, 2002      91,500  183,000   549,000


* The target performance objective is that our total shareholder return, the sum of the stock price appreciation plus dividends (reinvested), be ranked at or above the sixtieth percentile of the total shareholder return of all companies in the S&P 500 for the period running from October 1, 1999 through September 30, 2002. The threshold performance objective is a fiftieth percentile ranking. If the actual ranking is less than the fiftieth percentile, no compensation will be paid under these awards.

Certain Relationships and Related Transactions

Comdisco and its subsidiaries have transactions in the ordinary course of business with other corporations of which certain Comdisco directors are executive officers. Comdisco does not consider the amounts involved in such transactions to be material in relation to its business and believes that such amounts are not material in relation to the business of such other corporations or the interests of the directors involved.

Mr. Kraemer is Chairman, Chief Executive Officer, President and Director of Baxter International, Inc. In fiscal year 2000, Comdisco received approximately $1.6 million in rental payments for computer related equipment leased to Baxter Healthcare Corporation, a subsidiary of Baxter International, Inc.

Mr. Patrick is an Executive Vice President of Merrill Lynch & Co. In fiscal year 1998, Merrill Lynch & Co. acted as one of Comdisco's agents in connection with the sale of Comdisco's medium term notes and served as one of the underwriters of Comdisco's debt offerings. Merrill Lynch & Co. also acted as a dealer in the sale of Comdisco's domestic commercial paper. In fiscal year 1999, Merrill Lynch International acted as arranger and dealer in connection with the sale of Comdisco's European medium term notes. In addition, Merrill Lynch Group Employee Services, a division of Merrill Lynch and Co., has agreed to perform various services in connection with the implementation and ongoing administration of Comdisco's U.S. and International Employee Stock Purchase Plans.

                    COMDISCO STOCK PRICE PERFORMANCE GRAPH

The following performance graph compares the performance of our common stock for the last five fiscal years (October 1, 1995--September 30, 2000) to that of the Standard & Poor's 500 Stock Index and the Standard & Poor's Midcap 400 Index. The S&P Midcap 400 Index, which includes Comdisco, represents a comparison to companies with similar market capitalizations of $200 million to $5 billion. Our most similar peers are divisions or subsidiaries of large publicly-held companies. At this time, therefore, we feel that the most appropriate comparison is to publicly-held companies with similar market capitalizations.

                      COMDISCO, INC.    S & P 500     S & P MIDCAP
          Date
          9/94
          9/95                   100          100              100
          9/96                147.19       120.34              114
          9/97                252.03       169.01           158.58
          9/98                211.23        184.3           142.74
          9/99                 301.1       235.54           179.13
          9/00                209.31       266.83           256.53

This graph assumes a $100 investment in Comdisco common stock and each of the indexes on September 30, 1995, and that all dividends were reinvested.

In accordance with SEC rules, the information included under sections "Audit Committee Report," "Compensation Committee Report," "Comdisco Stock Price Performance Graph" and Annex A will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by Comdisco under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                    ANNEX A

                            AUDIT COMMITTEE CHARTER

Purpose

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management has established, and the audit process. In doing so, it is the responsibility of the audit committee to provide an open avenue of communication between the board of directors, management, the internal auditors, and the independent accountants.

Composition

The audit committee shall be composed of at least three, but not more than six, independent directors.

Only independent directors may be members of the audit committee. An independent director is a director who meets NYSE requirements.

Each member of the audit committee shall be financially literate, as such qualification is interpreted by the company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the audit committee.

At least one member of the audit committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

General

The audit committee has the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

The audit committee will:

  . Meet at least once per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

  .   Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

  . Review/update the committee's charter at least annually, and submit the charter to the Board of Directors for approval. The charter will be published at least every three years in accordance with SEC regulations.

  . Perform such other functions assigned by law, the company's charter or bylaws, or the board of directors.

  . Meet with the director of internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

Financial Reporting

The Audit Committee is responsible to review the following with management and the independent accountants at the completion of the annual examination:

  . The company's annual financial statements and the independent accountants' audit of the financial statements and their report thereon.

External Auditor

The independent auditors are accountable to Comdisco's Board of Directors and the Audit Committee of the Board.

The audit committee will:

  . Recommend to the board of directors the independent accountants to be nominated, and review and approve the discharge of the independent accountants.

  . Review the scope and approach of the annual audit with the independent accountants.

  . Review and discuss with the independent auditors all significant relationships they have with the company that could impair the auditors' independence.

Internal Auditor

The Audit Committee is responsible to consider, in consultation with the director of internal auditing, the audit scope and role of the internal auditors.

Consider and review with the director of internal auditing:

  . Significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

  . Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

  .  Any changes required in the planned scope of their audit plan.

  .  The internal auditing department budget and staffing.

  .  The internal auditing department charter.

Compliance with Laws and Regulations

Review with the company's general counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

Compliance with Codes of Ethical Conduct

Review and assess the company's processes for administering a code of ethical conduct.

Review with the director of internal auditing the results of internal audit's review of the company's monitoring of compliance with Comdisco's code of conduct, including compliance with the Foreign Corrupt Practices Act.

Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

        The Board of Directors recommends a vote FOR proposals 1 and 2
-------------------------------------------------------------------------------





                           - FOLD AND DETACH HERE -
                                  Please mark
                                 your votes as
                                 indicated in
                                 this example
                                       X
                                      For
                                   Withhold
1. Election of directors--Nominees
01 Philip A. Hewes
02 Thomas H. Patrick
03 Nicholas K. Pontikes
04 James F. Voelker
-------------------------------------------------------------------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided above.)
                                      For
                                    Against
                                    Abstain
I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

2. The ratification of KPMG LLP as Auditors
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.
Date __________________________________________________________________________
-------------------------------------------------------------------------------
Signature
-------------------------------------------------------------------------------
Signature, if Jointly Held
Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--
*** IF YOU WISH TO VOTE BY TELEPHONE OR BY INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

--------------------------------------------------------------------------------
 Your vote is important! . Vote 24 hours a
                    day

  It's your choice: fast, convenient--and
  your vote is immediately confirmed and
                  posted

vVote by Telephone                     or
                           vVote by Internet

Just follow these 4
easy steps:

                      Just follow these 4
                      easy steps:

1. Read the           1. Read the
   accompanying          accompanying
   Proxy Statement.      Proxy Statement.
   Keep this proxy       Keep this proxy
   card handy as a       card handy as a
   reference while       reference while
   you vote.             you vote.


2. Call the toll-     2. Go to Mellon In-
   free number 1-        vestor Services'
   800-840-1208 on       website regis-
   a touch-tone          tration page at
   telephone             http://www.eproxy.com/cdo
   anytime prior to      anytime prior to
   9:00 a.m.             9:00 a.m.
   (C.S.T.) on           (C.S.T.) on Jan-
   January 31,           uary 31, 2001.
   2001. There is
   no charge for
   this call.

                      3. Enter your
                         Control Number
                         located on the
                         lower right-hand
                         corner of this
                         proxy card.

3. Enter your
   Control Number
   located on the
   lower right-hand
   corner of this
   proxy card.

                      4. Follow the
                         instructions at
                         http://www.eproxy.com/cdo.

4. Follow the
   recorded
   instructions.

  Your telephone or Internet vote authorizes the named Proxies to vote in the same
    manner as if you marked, signed and returned your proxy card. It is not necessary to return the printed proxy card if you vote by telephone or
                                   Internet.

-------------------------------------------------------------------------------




                           - FOLD AND DETACH HERE -
PROXY
[LOGO OF COMDISCO]

   This Proxy is Solicited by the Board of Directors in Connection With the
                        Annual Meeting of Stockholders

                              9:00 A.M. (C.S.T.)

                          Thursday, February 1, 2001

              PLACE: Midland Hotel
                     Presidential Ballroom
                     Mezzanine Level
                     172 W. Adams Street
                     Chicago, Illinois 60603

PROXY: John J. Vosicky and William N. Pontikes and each of them, are hereby appointed by the undersigned as Proxies with full power of substitution, to vote all the shares of common stock held of record by the undersigned on December 15, 2000 at the Annual Meeting of Stockholders of Comdisco, Inc. or at any adjournment(s) of the meeting, on each of the items on the reverse side and in accordance with the directions given therein.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

  1. Call toll free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or

  2. Vote by Internet at http://www.eproxy.com/cdo; or

  3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE

              TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE
                    GO TO: http://www.comdisco.com/investor